CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE GOVERNMENT BOND FUND

Servicing Class	(CNBIX)
Class N	(CGBAX)

Supplement dated April 14, 2023, to the Prospectus and the Statement of Additional Information dated January 31, 2023

The Board of Trustees of City National Rochdale Funds has approved a Plan of Liquidation for the City National Rochdale Government Bond Fund (the “Fund”), which authorizes the termination, liquidation, and dissolution of the Fund. In order to effect such liquidation, effective as of the close of business on April 18, 2023, the Fund will be closed to all investments by existing shareholders, and no new Fund accounts may be opened. Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about May 26, 2023 (the “Liquidation Date”), and shareholders may voluntarily redeem their shares until the Liquidation Date. Prior to the Liquidation Date, the Fund may declare and pay its shareholders of record one or more dividends or other distributions consisting of any undistributed income and net realized capital gains. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, City National Rochdale, LLC, the Fund’s adviser, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-888-889-0799 if you have any questions.

Important Information for Shareholders with IRA Accounts

If you hold your shares in an IRA, you should consult your tax adviser regarding the liquidation of the Fund. You may have 60 days from the date you receive your proceeds to “roll over” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund prior to the Liquidation Date of your intent to roll over your IRA account to avoid federal and potential state withholding deductions from your proceeds. If the Fund has not received your redemption request or other instruction, your shares will be liquidated on the Liquidation Date, and you will receive your proceeds from the Fund, subject to any required withholding.

If you have questions or need assistance, please contact a shareholder services representative of the Fund at 1-888-889-0799.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK- 073-0100